AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 2, 2009.

SECURITIES ACT FILE NO. 333-[            ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

LEGG MASON PARTNERS MONEY MARKET TRUST

(Exact Name of Registrant as Specified in Charter)

55 WATER STREET, NEW YORK, NY 10041

(Address of Principal Executive Offices) (Zip Code)

1-800-822-5544

1-888-425-6432

(Registrant’s Area Code and Telephone Number)

R. JAY GERKEN

LEGG MASON & CO., LLC

620 8TH AVENUE

NEW YORK, NY 10018

(Name and Address of Agent for Service)

With Copies To:

ROGER P. JOSEPH, ESQ.	ROBERT I. FRENKEL, ESQ.
BINGHAM McCUTCHEN LLP	LEGG MASON & CO., LLC
ONE FEDERAL STREET	100 FIRST STAMFORD PLACE
BOSTON, MA 02110	STAMFORD, CT 06902

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing become effective November 2, 2009 pursuant to Rule 488.

Title of Securities Being Registered:

Class A shares

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

THE FBR FUNDS

FBR FUND FOR GOVERNMENT INVESTORS

1001 19th Street North

Arlington, VA 22209

November [    ], 2009

Dear Shareholder:

The Board of your fund, FBR Fund for Government Investors, has approved the reorganization of your fund into Western Asset Government Money Market Fund (“Western Asset Fund”), after considering the recommendation of FBR Fund Advisers, Inc., the investment adviser to your fund, and concluding that such reorganization would be in the best interests of your fund and its shareholders. The reorganization is expected to occur on or about December 4, 2009. Upon completion of the reorganization, you will become a shareholder of Western Asset Fund, and you will receive Class A shares of Western Asset Fund equal in value to your shares of your fund. The reorganization is expected to be tax-free to you for federal income tax purposes, and no commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about Western Asset Fund.

The Board of your fund has unanimously approved your fund’s reorganization and believes the reorganization is in the best interests of your fund and its shareholders.

If you have any questions, please call 1-888-888-0025 between 8:30 a.m. and 7:00 p.m., Eastern time, Monday through Friday.

Sincerely,

David H. Ellison

President

The FBR Funds

THE FBR FUNDS

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Information Statement/Prospectus describes the contemplated reorganization of your fund into Western Asset Government Money Market Fund (“Western Asset Fund”). While we encourage you to read the full text of the enclosed Information Statement/Prospectus, here is a brief overview of the fund reorganization. Please refer to the more complete information about the reorganization contained elsewhere in the Information Statement/Prospectus.

COMMON QUESTIONS ABOUT THE REORGANIZATION

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. In connection with the reorganization, your fund will transfer substantially all of its securities, instruments and other assets and cash to Western Asset Fund in exchange for Class A shares of Western Asset Fund. Your fund will then distribute the Class A shares of Western Asset Fund and any other remaining assets to the shareholders of your fund. At that time, your fund will cease operations, and you will become a shareholder of Western Asset Fund. The effect of the reorganization is that you will receive one Class A share of Western Asset Fund for each share of your fund that you own on the date of the reorganization.

Q.	WHY IS THE REORGANIZATION OCCURRING?

A. Your fund’s investment adviser, FBR Fund Advisers, Inc. (“FBR Fund Advisers”), considered the viability of your fund in light of its current size ($76 million as of August 26, 2009) and limited prospects for future asset growth. After exploring various strategies to expand the fund’s asset base, FBR Fund Advisers concluded that the best available alternative for fund shareholders would be to reorganize your fund into a larger fund with a similar investment objective and similar investment strategies that offers the potential for greater economies of scale. After review and evaluation of possible reorganization candidates, FBR Fund Advisers recommended to your fund’s board that your fund reorganize into Western Asset Fund, a fund with a similar investment objective and similar investment strategies to those of your fund, but which is much larger ($7.43 billion as of August 26, 2009). Western Asset Fund is in the Legg Mason family of funds and is sub-advised by Western Asset Management Company, an affiliate of Legg Mason and a fixed-income specialist. The board of your fund, after careful consideration of these and other factors, approved the reorganization.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF WESTERN ASSET FUND?

A. Yes. Each fund is a money market fund that invests primarily in U.S. government obligations and securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities and in repurchase agreements. Each fund invests in securities that have remaining maturities of 397 days or less. Each fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

There are certain differences in investment objectives, investment policies, strategies and principal risks between your fund and Western Asset Fund. Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Information Statement/Prospectus.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. Class A shares of Western Asset Fund are sold and redeemed without a sales charge or contingent deferred sales charge, as are shares of your fund. Class A shares pay distribution and/or service fees of up to 0.10% of average daily net assets, but your fund’s shares pay no such fees. Even so, Class A shares of Western Asset Fund have had lower total operating expenses than your fund’s shares.

Please see “Comparison of Fees and Expenses” in the Information Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by Western Asset Fund.

Q.	WILL I HAVE TO PAY ANY COMMISSION, REDEMPTION FEE OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

A. No. No commission, redemption fee or other transactional fee will be charged as a result of the reorganization. The effect of the reorganization is that you will receive one Class A share of Western Asset Fund for each share of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares that occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. Your current privilege to exchange shares of your fund for shares of other FBR Funds will be replaced with new exchange privileges with funds sold by the Western Asset Fund’s distributor (a larger number of funds).

Your dividend and capital gains options will be carried over to your Western Asset Fund account, as will your systematic investment or systematic redemption plan, if any. If you have checkwriting privileges, this option will continue and a new checkbook will be sent to you. As a convenience, your account with the Western Asset Fund will be coded initially with telephone redemption privileges.

You will have 24-hour access to your Western Asset Fund account using Legg Mason’s shareholder access site.

Please see “Sales Loads and Purchase, Redemption and Exchange Policies”, and “Purchases, Redemptions and Exchanges of Acquiring Fund Shares; Other Shareholder Information” in the Information Statement/Prospectus.

Q.	CAN I PURCHASE ADDITIONAL SHARES IN MY FUND PRIOR TO THE REORGANIZATION?

A. Yes, you may purchase additional shares in your fund prior to the reorganization of your fund.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The reorganization is intended to qualify as a “reorganization” for federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of Bingham McCutchen LLP to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Your fund’s adviser will be paying your fund’s costs relating to the reorganization, and Western Asset Fund’s adviser will be paying reorganization-related costs incurred by Western Asset Fund.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. The reorganization of your fund is expected to occur on or about December 4, 2009.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions, please call your fund at 1-888 -888-0025.

The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 2, 2009

INFORMATION STATEMENT/PROSPECTUS

[                    ], 2009

INFORMATION STATEMENT FOR:

THE FBR FUNDS

FBR Fund for Government Investors

(the “Acquired Fund”)

1001 19th Street

North Arlington, VA 22209

1- 888-888-0025

PROSPECTUS FOR:

LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset Government Money Market Fund

(the “Acquiring Fund”)

55 Water Street

New York, New York 10041

1-800-822-5544

1-888-425-6432

(each a “Fund” and, collectively, the “Funds”)

Each Fund is a series of an open-end management investment company. Each Fund is a money market fund. The investment objectives and principal investment strategies of the Acquired Fund are similar to those of the Acquiring Fund. There are certain differences, however, in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Information Statement/Prospectus.

This Information Statement/Prospectus, which you should retain for future reference, sets forth the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated [                    ], 2009 relating to this Information Statement/Prospectus and the reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Information Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquiring Fund at the address listed above or by calling 1-800-822-5544 or 1-888-425-6432.

For more information regarding the Funds, see the current prospectuses and statements of additional information of the Funds (the “Fund SAIs”), filed with the SEC on the dates listed in “Additional Information about the Funds” below. The prospectus of the Acquired Fund and each Fund SAI are incorporated into this Information Statement/Prospectus by reference. The prospectus of the Acquiring Fund is not being incorporated by reference.

The most recent annual report and the semi-annual report next succeeding the annual report for each Fund, which highlight certain important information such as investment performance and expense and financial information, have been filed with the SEC. You may request a copy of the prospectus, Fund SAI, annual report and semi-annual report for each Fund by calling 1-800-822-5544 or 1-888-425-6432 (for the Acquiring Fund) or 1-888-888-0025 (for the Acquired Fund), by writing to the Funds at their addresses listed above or by visiting the Funds’ websites at www.leggmason.com/individualinvestors (for the Acquiring Fund), or www.fbrfunds.com (for the Acquired Fund).

In addition, you can copy and review this Information Statement/Prospectus and the complete filing on Form N-14 containing the Information Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-202 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ii

I

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the form of which is attached to this Information Statement/Prospectus as Appendix A.

Reorganization

At meetings held on September 21 and September 24, 2009, respectively, the Board of The FBR Funds, on behalf of the Acquired Fund, and the Board of Legg Mason Partners Money Market Trust, on behalf of the Acquiring Fund, (each, a “Board”, and, collectively, the “Boards”), including all of the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1. the transfer of substantially all of the securities, instruments and other assets and cash of the Acquired Fund in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of such securities, instruments and other assets and cash;

2. the distribution of Class A shares of the Acquiring Fund and any other assets then held by the Acquired Fund (in excess of reserves to satisfy any Acquired Fund liabilities) to the shareholders of the Acquired Fund, on a pro rata basis, in complete redemption of the shares of the Acquired Fund; and

3. the termination of the Acquired Fund in accordance with Delaware law.

The Reorganization Agreement is not subject to approval by the shareholders of the Acquired Fund. The reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) is scheduled to be effective as of the close of business on December 4, 2009, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of Class A shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. See “Information about the Reorganization” below. For more information about the shares offered by the Funds, see “Comparison of Sales Loads and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Acquiring Fund Shares; Other Shareholder Information” below.

For the reasons set forth below in “Information about the Reorganization—Reasons for the Reorganization and Board Considerations”, the Board of the Acquired Fund, including all of the Independent Board Members, has concluded that the Reorganization of the Acquired Fund would be in the best interests of the Acquired Fund and its shareholders and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of the Acquiring Fund has also approved the Reorganization on behalf of the Acquiring Fund.

As a condition to the closing of the Reorganization, each party to the Reorganization must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Reorganization—Federal Income Tax Consequences”, it is expected that neither the Acquired Fund nor its shareholders will recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Reorganization—Federal Income Tax Consequences” below.

Some of the portfolio assets of the Acquired Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which the Acquired Fund sells such portfolio assets and the Acquired Fund’s tax basis in such assets. The Acquired Fund will distribute to its shareholders, in one or more distributions, all of the net investment income and net capital gain realized and not previously distributed for taxable years ending on or prior to the Closing Date. Those distributions will be taxable to you. The transaction costs associated with disposing of portfolio assets of the Acquired Fund will be borne by the Acquired Fund. As of the date hereof, the Acquired Fund is not expected to recognize material capital gains or incur material transaction costs as a result of dispositions of portfolio assets in connection with the Reorganization.

Certain Defined Terms Used in this Information Statement/Prospectus

The Acquired Fund is a series of a Delaware statutory trust. The Acquiring Fund is a series of a Maryland business trust. For ease of reference and clarity of presentation, shares of beneficial interest of the Funds are hereinafter referred to as “shares”, and holders of shares are hereinafter referred to as “shareholders”; the Declarations of Trust governing the Funds, as amended and supplemented, are referred to herein as “charters”; and the term “termination” refers to the termination and redemption for purposes of a series of a Delaware statutory trust.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Funds. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management appear later in this Information Statement/Prospectus. These discussions include material differences in each Fund’s “fundamental” investment policies, meaning those that can be changed only by shareholder vote. The investment objectives and principal investment strategies of the Acquiring Fund will apply to the combined Fund following the Reorganization. More information can be found in each Fund’s prospectus and Fund SAI.

The Funds have similar investment objectives. The Acquiring Fund seeks maximum current income and preservation of capital. The Acquired Fund seeks current income consistent with liquidity and preservation of capital.

Each Fund is a money market fund that invests primarily in U.S. government obligations and securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities and in repurchase agreements. Each Fund invests in securities that have remaining maturities of 397 days or less. Each Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less.

A difference between the Funds is:

•

The Acquiring Fund invests exclusively in short-term U.S. government obligations and repurchase agreements, whereas the Acquired Fund invests, under normal circumstances, 95% of its assets in U.S. government obligations and repurchase agreements secured by such instruments.

Effect on Expenses

As a result of the Reorganization:

•

The net expense ratio for Acquired Fund shareholders is expected to decrease from 0.77% per annum (after giving effect to the contractual fee waiver in effect for the Acquired Fund until October 31, 2011) to 0.51% per annum.

Comparison of Fees and Expenses

The table below compares the fees and expenses of shares of the Acquired Fund for the semi-annual period ended April 30, 2009, and of Class A shares of the Acquiring Fund for the semi-annual period ended June 30, 2009. The table also shows the estimated fees and expenses of the Class A shares of the combined Fund, on a pro forma basis, as if the Reorganization occurred on June 30, 2009. The estimates are based on contracts and agreements in effect as of that date, reflect the operating expense accrual rates on that date and are based on each Fund’s net assets as of that date. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Acquired Fund’s or Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the combined Fund. The actual fees and expenses of the Funds and of the combined Fund as of the Closing Date may differ from those reflected in the table below.

	Pre-Reorganization
	FBR Fund for Government Investors		Western Asset Government Money Market Fund (Class A)		Pro Forma Combined Western Asset Government Money Market Fund (Class A)
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.50	%(a)	0.39	%(g)	0.39	%(g)
Distribution and/or Service (12b-1) Fees	—		0.10%		0.10%
Other Expenses	0.38	%(b)	0.02	%(h)(i)	0.02%
Acquired Fund Fees and Expenses (AFFE)	0.03	%(c)	—		—

Total Annual Fund Operating Expenses	0.91	%(d)(e)(f)	0.51	%(i)(j)	0.51%

(a)

The Acquired Fund pays an advisory fee at an annual rate based on net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets over $1 billion.

(b)

Other expenses are based on amounts for the Fund’s current fiscal year and include fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts or other types of group accounts. Other expenses may fluctuate from year to year based on the Fund’s investment operations and asset size.

(c)

Acquired Fund Fees and Expenses (“AFFE”) are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment companies or pooled investment vehicles. The costs associated with investments in these investment companies and pooled investment vehicles are not direct costs paid by Fund shareholders.

(d)	For the period ended April 30, 2009, FBR Fund Advisers, Inc., voluntarily absorbed expenses that were otherwise payable by the Fund which resulted in net expenses being 0.80%.

(e)

FBR Fund Advisers, Inc. agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of the Acquired Fund to the extent annual Fund operating expenses exceed 1.00% of the Fund’s average daily net assets (excluding interest, taxes, brokerage commissions, dividend expenses, Acquired Fund fees and expenses, extraordinary legal expenses or any other extraordinary expenses). FBR Fund Advisers, Inc. agreed to maintain the expense limitation through October 31, 2011. FBR Fund Adviser’s Inc. may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which it incurred the expense.

(f)	Gross expenses excluding AFFE are 0.88% and net expenses excluding AFFE are 0.77%.

(g)

The Acquiring Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.45% on the first $1 billion of the Fund’s average daily net assets; 0.425% on the next $1 billion; 0.40% on the next $3 billion; 0.375% on the next $5 billion and 0.35% on the Fund’s average daily net assets in excess of $10 billion.

(h)	The share class is authorized to pay a fee for recordkeeping services performed for the share class and this expense may increase over time.

(i)

The Fund participated in the Treasury Guarantee Program from its commencement on September 19, 2008 through its termination on September 18, 2009. During this period, Treasury Guarantee Program expenses were 0.025%. Total annual fund operating expenses have been restated to reflect the termination of the Program.

(j)

Because of a voluntary expense cap, actual total operating expenses of Class A shares of the Acquiring Fund are not expected to exceed 0.70%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the investment adviser will, as necessary, forgo management fees or reimburse operating expenses. The investment adviser is permitted to recapture amounts previously voluntarily forgone or reimbursed by the investment adviser to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the investment adviser recapture any amount that would result, on any particular fund business day, in the Fund’s total annual operating expenses exceeding the voluntary expense cap.

The following examples help you compare the costs of investing in shares of the Acquired Fund or Class A shares of the Acquiring Fund and Class A shares of the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that each Fund’s operating expenses (before fee waivers or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
WITH OR WITHOUT REDEMPTION OF SHARES:
FBR Fund for Government Investors	$93	$290	$504	$1,120
Western Asset Government Money Market Fund—Class A	52	163	284	639
Pro Forma Combined Western Asset Government Money Market Fund—Class A	52	163	284	639

Sales Loads and Purchase, Redemption and Exchange Policies

No sales loads or deferred sales charges will be incurred by Acquired Fund shareholders as a result of the Reorganization.

Class A shares of the Acquiring Fund are purchased at net asset value next determined after receipt of a purchase request in good order, with no initial sales charge and no contingent deferred sales charge. Class A shares of the Acquiring Fund are redeemed at net asset value next determined after receipt of a redemption request in good order. Shares of the Acquired Fund also are purchased with no initial sales charge and no contingent deferred sales charge.

The exchange privileges that shareholders of the Acquired Fund currently have with other FBR Funds will be replaced with new exchange privileges with funds sold by the distributor of the Acquiring Fund.

Class A shares of the Acquiring Fund pay distribution and/or service fees of up to 0.10% of average daily net assets. Shares of the Acquired Fund do not pay distribution and/or service fees.

More information about the sales load, distribution and shareholder servicing arrangements for the shares of the Acquiring Fund and procedures for making purchases, redemptions and exchanges of shares is set forth in “Purchases, Redemptions and Exchanges of Acquiring Fund Shares; Other Shareholder Information” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF
INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Acquired Fund with those of the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the prospectuses (as supplemented) of the Funds under the captions “Investments, risks and performance” and “More on the fund’s investments” (for the Acquiring Fund) or “Investment Objectives, Principal Investment Strategies and Related Risks” (for the Acquired Fund). The prospectuses (as supplemented from time to time) are dated as follows:

Acquired Fund	Prospectus Dated
Acquired Fund	February 28, 2009
Acquiring Fund	April 28, 2009

The investment objective and principal investment strategies and principal risks of the Acquiring Fund will apply to the combined Fund following the Reorganization.

Investment Objectives

The Acquiring Fund seeks maximum current income and preservation of capital. The Acquired Fund seeks current income consistent with liquidity and preservation of capital.

Primary Investment Policies and Strategies

Each of the Acquiring Fund and the Acquired Fund is a money market fund that is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value (“NAV”) of $1.00 per share. These include requirements relating to credit quality, maturity and diversification of the Fund’s investments.

In attempting to achieve its objective, the Acquired Fund invests, under normal circumstances, at least 95% of its total assets in fixed-rate and floating-rate short-term instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such instruments. To be an eligible investment for the Acquired Fund, a security must have a remaining maturity of 397 calendar days or less. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

While not a principal strategy, the Acquired Fund may invest, to a limited extent, in other types of investments not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Acquiring Fund invests exclusively in short-term U.S. government obligations, including U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates or may be purchased at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the Fund invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government. The Fund invests in securities that, at the time of purchase, are rated in the highest rating category applicable or, if unrated, are deemed by the Fund’s subadviser to be of equivalent quality. The Fund invests in securities that have remaining maturities of 397 days or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Risk Factors

Because the Funds have similar investment objectives and principal investment policies, the Funds share many of the same risks, but each Fund characterizes its principal risks somewhat differently. An investment in either Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although each Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. A Fund may not perform as well as other investments.

The following summarizes the risks of investing in either of the Funds:

•

Market and interest rate risk. A change in interest rates or a decline in the market value of a Fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the Fund, or its yield, to decline.

•

Credit risk. It is possible that some issuers or other obligors will be unable to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund or a counterparty to a financial contract with the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments.

Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the Fund may obtain a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

The Acquiring Fund characterizes the following as additional principal risks:

•

Redemption risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil when the Fund may experience unusually large or frequent redemptions. The redemption by one or more large shareholders of their holdings in the Fund could cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s investment adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s ability to maintain a stable $1.00 share price may be affected.

•

Yield risk. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck”, which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the Fund’s investment adviser and its affiliates are under no obligation to provide financial support to the Fund or take other measures to ensure that you receive $1.00 per share for your investment in the Fund. You should not invest in the Fund with the expectation that any such action will be taken.

•

Portfolio selection risk. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect.

The Acquired Fund characterizes as additional principal risks those relating to securities lending. However, the Acquired Fund has not engaged in securities lending to date. (The Acquiring Fund also is permitted to engage in securities lending, but it has not done so to date.)

Fundamental Investment Restrictions

The following table lists (1) the fundamental investment restrictions for the Acquired Fund and (2) the fundamental investment restrictions for the Acquiring Fund. Following the table is a comparison of the Acquired Fund’s fundamental investment restrictions and the Acquiring Fund’s fundamental investment restrictions.

Subject	Acquired Fund Restrictions	Acquiring Fund Restrictions and Brief Discussion
Borrowing:	The Fund may not borrow money, except that as a temporary measure the Fund may borrow money to facilitate redemptions. Such a borrowing may be in an amount not to exceed 30% of the Fund’s total assets at the time of borrowing or such other percentage permitted by law. The Fund may not purchase a portfolio security if a borrowing by the Fund is outstanding.	The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting:	The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in the disposition of restricted securities.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending:	The Fund may not lend any security or make any other loan if as a result more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly traded debt securities or to repurchase agreements.	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities:	The Fund may not issue any senior security as defined in the 1940 Act, except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate:	The Fund may not purchase or sell real estate. The Fund may invest in mortgage-backed securities by federal agencies and government-sponsored enterprises.	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities:	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or

Subject	Acquired Fund Restrictions	Acquiring Fund Restrictions and Brief Discussion
(ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration:	None	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in one industry.

Short Sales; Margin	The Fund may not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may not enter into put or call options except in connection with stand-by commitments.	None

Government Securities	The Fund may not invest, under normal circumstances, less than 95% of its total assets in instruments issued or guaranteed by the U.S. Government Securities, its agencies or instrumentalities and in repurchase agreements secured by such securities. To a limited extent, the Fund may invest in other types of securities.	None

Comparison between the Acquired Fund’s Fundamental Investment Restrictions and the Acquiring Fund’s Fundamental Investment Restrictions

The Funds’ fundamental investment restrictions are similar, except as described below:

•	The Acquired Fund is prohibited from purchasing any portfolio securities if the Acquired Fund has any outstanding borrowing. The Acquiring Fund does not have a similar prohibition.

•

The Acquired Fund may not invest, under normal circumstances, less than 95% of its assets in government securities. The Fund may invest in other types of securities to a limited extent. The Acquiring Fund does not have comparable investment restrictions. However, the Acquiring Fund’s investment policy is to invest exclusively in short-term U.S. government obligations and repurchase agreements.

•

The Acquiring Fund has a fundamental investment restriction on concentration. The Acquired Fund does not. However, the Acquired Fund’s investment policy is to invest at least 95% of its assets in government securities and repurchase agreements under normal circumstances.

•	The Acquired Fund has a fundamental investment restriction prohibiting short sales, purchases on margin and purchases of put or call options. The Acquiring Fund does not.

For purposes of the foregoing restrictions, the references to the 1940 Act and the related rules will be interpreted to mean the 1940 Act and related rules as they are in effect from time to time, and references to interpretations and modifications of or relating to the 1940 Act by the SEC and others will be interpreted to mean as they are given from time to time. When a restriction provides that an investment practice may be conducted as permitted by the 1940 Act, the restriction will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Side-by-Side Comparison

The following chart shows a side-by-side comparison of the investment objective, principal investment strategies, investment advisers and subadvisers of the Acquired Fund and the Acquiring Fund:

	Acquired Fund	Acquiring Fund
Investment Objective	The Fund seeks current income consistent with liquidity and preservation of capital.	The Fund seeks maximum current income and preservation of capital.

Principal Investment Policies and Strategies	In attempting to achieve its objective, the Fund invests, under normal circumstances, at least 95% of its total assets in fixed-rate and floating-rate short-term instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such instruments. The Fund’s portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value (“NAV”) of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund’s investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

The Fund invests exclusively in short-term U.S. government obligations, including U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates or may be purchased at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the Fund invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

The Fund invests exclusively in securities that, at the time of purchase, are rated in the highest rating category applicable to the investment, or if unrated, are deemed by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the Fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

The Fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the Fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

	Acquired Fund	Acquiring Fund
In managing the Fund’s portfolio, FBR Fund Advisers, Inc. considers economic conditions and interest rate trends in determining which securities to purchase.

Selection Process:

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•      Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•      On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•      Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Investment Adviser / Subadviser	FBR Fund Advisers, Inc. (“FBR Fund Advisers”) / None	Legg Mason Partners Fund Advisors, LLC (“LMPFA”)/Western Asset Management Company (“Western Asset”)

PURCHASES, REDEMPTIONS AND EXCHANGES OF ACQUIRING FUND SHARES;

OTHER SHAREHOLDER INFORMATION

This section describes Class A shares of the Acquiring Fund and how shareholders may buy and sell Class A shares. It also describes how the Acquiring Fund values its securities and the Fund’s policies on frequent trading of Fund shares. This Information Statement/Prospectus only describes Class A shares of the Acquiring Fund. (Class I shares of the Acquiring Fund are offered to institutional and other eligible investors through a separate prospectus. Class I shares of the Acquired Fund are not involved in the Reorganization.)

Class A shares

Individual investors can generally purchase Class A shares of the Fund. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and Institutional Investors—Eligible Investors” below.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the Fund (each called a “Service Agent”)

•	Directly from the Fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment[1]
Class A
General	$1,000/$50
Participants in eligible sweep accounts	None/None
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50
IRAs	$250/$50
SIMPLE IRAs	None/None
Systematic Investment Plans	$50/$50
Clients of Eligible Financial Intermediaries	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None
Other Retirement Plans	None/None
Institutional Investors	$1,000/$50

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and Institutional Investors—Eligible Investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the Fund’s classes of shares is available through the Legg Mason funds’ website. To access the website, go to http://www.leggmason.com/individualinvestors, select “Products” and click on the name of the Fund.

Sales charges

You may buy Class A shares of the Fund at net asset value with no initial sales charge. If Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge will apply to these shares if you redeem any of these shares within 12 months of the date you purchased shares of the original fund. Service Agents receive a service fee of up to 0.10% of the average daily net assets represented by the Class A shares serviced by them.

Retirement and Institutional Investors—Eligible Investors

Retirement Plans with Omnibus Accounts

Class A are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the Fund, with limited exceptions. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plan investors can generally invest in Class A shares. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors (defined below) nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also invest in Class A shares. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sale charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may invest in Class A shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that offer their clients Fund shares through investment programs as authorized by the Fund’s distributor. Such investment programs may include fee-based advisory account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class A shares. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the Fund.

Class A—Retirement Plans

Retirement plans with omnibus accounts held on the books of the Fund may purchase Class A shares through programs sponsored by financial intermediaries.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes; please contact your Service Agent for additional details.

Buying shares

Generally

You may buy shares of the Fund on any day that the Fund is open for business, as described under “Share price/Fund business days”. Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:

•      Name of fund being bought

•      Class of shares being bought

•      Dollar amount or number of shares being bought

•      Account number (if existing account)

Through a Service Agent	• You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the Fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the Fund at the following address:

         Legg Mason Funds

         P.O. Box 55214

         Boston, Massachusetts 02205-8504

         Subsequent purchases should be sent to the same address.

Enclose a check to pay for the shares, or arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Orders received by telephone after the time at which the Fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the Fund’s next business day.

Effectiveness of purchase orders

Purchase orders for shares of the Fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the Fund. Orders must be received before the Fund calculates its net asset value on a day (normally 12 noon Eastern time) that the Fund is open for business. If received after the Fund calculates its net asset value, your order will be effective on the following fund business day at the time the Fund calculates its net asset value.

If you pay by check, your purchase order for shares becomes effective on the Fund business day following receipt at the time the Fund calculates its net asset value on that day.

Shareholders must call the Fund to arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432. If the Fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the Fund or its agents.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•      Amounts transferred must meet the applicable minimums

•      Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•      If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the Fund SAI.

Exchanging shares

Generally	You may exchange shares of the Fund for the same class of shares of other funds sold by the distributor on any day that both the Fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order and any applicable sales charge.

•      If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•      If you bought shares directly from the Fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

•      You may exchange shares of the Fund only for shares of the same class of other funds

•      Not all funds offer all classes

•      Some funds are offered only in a limited number of states. Your Service Agent or Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 will provide information about the funds offered in your state

•      Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share

•      Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

•      Your shares may be subject to an initial sales charge at the time of the exchange

•      Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•      For Class A share exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•      Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•      If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•      The Fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations.
By mail	Contact your Service Agent or, if you hold shares directly with the Fund, write to the Fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the Fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•      Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•      Each exchange must meet the applicable investment minimums for systematic investment plans

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the Fund SAI.

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the Fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the Fund. You may redeem shares on any day that the Fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time that the Fund calculates its net asset value on any day the Fund is open for business, your redemption proceeds normally will be sent one business day after your request is received, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. If you hold your shares through the Fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record. The Fund reserves the right to pay you redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent, or if you hold shares directly with the Fund, write to the Fund at the following address:

         Legg Mason Funds

         P.O. Box 55214

         Boston, Massachusetts 02205-8504

Your written request must provide the following:

•      The fund name, the class of shares to be redeemed, and your account number

•      The dollar amount or number of shares to be redeemed

•      Signatures of each owner exactly as the account is registered

•      Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the Fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•      Name of fund being redeemed

•      Class of shares being redeemed

•      Account number

•      If you hold shares directly with the Fund, redemptions of shares may be made by telephone on any day the Fund is open for business.

•      Your redemption proceeds can be sent by check to your address of record, by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

       The following conditions apply:

•      Your shares must not be represented by certificates

•      Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•      If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•      You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or consult the Fund SAI.

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the Fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (see “Redeeming shares”)

The Fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the Fund.

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for executing any such transaction.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The Fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the Fund’s shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed, or fees for small accounts may be implemented.

Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the Fund SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the Fund’s portfolio, which could detract from the Fund’s performance.

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the Fund described in this Information Statement/Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

Share certificates for the Fund will no longer be issued. If you currently hold share certificates of the Fund, such certificates will continue to be honored. If you would like to return your share certificates to the Fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Checkwriting privilege

You may write a check to sell your shares, if you have established the checkwriting privilege.

If you currently utilize the checkwriting feature available to holders of the Acquired Fund, you may continue to use the checks that you currently have. If you wish to establish the checkwriting privilege, please contact your Service Agent to obtain a checkwriting form. After receipt of your properly completed checkwriting form, the Acquiring Fund will establish a checking account for you with Huntington Bank.

Each time you write a check, the check will be presented to the bank for payment. The bank will instruct the Acquiring Fund to sell a sufficient number of shares to cover the amount of your check. The Acquiring Fund will sell shares in payment of a check at the net asset value next calculated after your check is presented to the bank. You will receive any daily dividends declared on your shares until the day a check clears. You may not write a check to close your account because the value of your shares changes each day.

Your checking account will be subject to the bank’s rules and regulations governing checking accounts. If you do not have enough shares in your Acquiring Fund account to cover the amount of a check when the check is presented to the bank for payment, the bank will return your check to the presenter without making payment.

The checkwriting privilege is not available to accounts subject to backup withholding. The checkwriting privilege is generally not available to retirement plan accounts.

Dividends, distributions and taxes

Dividends and distributions

The Fund intends to declare a dividend of substantially all of its net investment income on each day the Fund is open for business. The Fund generally makes distributions of both long-term and short-term capital gains, if any, once a year, typically in December. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from income. Dividends and capital gain distributions, if any, are reinvested in additional Fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of a distribution is your responsibility. If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the Fund maintains a net asset value of $1.00 per share. The following table summarizes the tax status to you of certain transactions related to the Fund:

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund anticipates that it normally will not realize any long-term capital gain and therefore normally will not distribute any net capital gains. The Fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investments.

A dividend declared by the Fund in October, November or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

After the end of the year, your Service Agent or the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions and dividends. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

In certain states income dividends from mutual funds primarily invested in U.S. government securities are exempt from state income taxes. Consult your tax advisor for restrictions and details.

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order plus any applicable sales charge.

The Fund uses the amortized cost method to value its portfolio securities. Using this method, the Fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The Fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The Fund is open for business and calculates its NAV every day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the Fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the Fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The Fund normally closes for business and calculates its NAV at noon, Eastern time. However, the Fund reserves the right to close early on any day when the NYSE, bond markets (as recommended by The Securities Industry and Financial Markets Association (“SIFMA”)) or the FRBNY close earlier than noon due to an unanticipated event, trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the Securities and Exchange Commission. If the Fund closes early under these circumstances, it will calculate its NAV as of the time of the early close.

To determine whether the Fund is open for business, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine their schedule of operations.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A to this Information Statement/Prospectus. Subject to the satisfaction of the conditions set forth in the Reorganization Agreement, including those described below, the Reorganization is scheduled to occur as of the close of business on December 4, 2009, or on such later date as the parties may agree (“Closing Date”).

The Reorganization Agreement provides for the transfer of substantially all of the securities, instruments and other assets and cash of the Acquired Fund to the Acquiring Fund in exchange for a number of shares of the Acquiring Fund equal to the aggregate value of the assets and cash transferred. The Acquiring Fund will not assume any obligations or liabilities of the Acquired Fund.

The Reorganization Agreement provides that the Acquired Entity will then liquidate the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, will (a) set aside reserves to satisfy the liabilities of the Acquired Fund, if any, (b) distribute to the shareholders of record of the Acquired Fund, in complete redemption of the share of the Acquired Fund, (i) the shares of the Acquiring Fund received by the Acquired Fund, on a pro rata basis, and (ii) all other assets then held by the Acquired Fund in excess of the reserves, and (c) terminate the Acquired Fund in accordance with Delaware law. The aggregate net asset value of the Class A shares of the Acquiring Fund to be credited to each shareholder of the Acquired Fund will equal the aggregate net asset value of the shares of the Acquired Fund owned by that Acquired Fund shareholder on the Closing Date. The Acquiring Fund will not issue certificates for the Class A shares issued in connection with the Reorganization. Ownership of the shares of the Acquiring Fund will be shown on the books of the Acquiring Fund’s transfer agent.

The securities, instruments and other assets transferred by the Acquired Fund to the Acquiring Fund will be valued at amortized cost as determined by the Acquiring Fund in accordance with the Acquiring Fund’s ordinary procedures. The balance, if any, of the $1.00 per share price will be paid by the Acquired Fund in cash. Pursuant to the Support Agreement (as defined below) the Acquired Fund’s adviser has committed to contribute to the capital of the Acquired Fund cash in an amount sufficient to enable the Acquired Fund to make the cash payment, if necessary.

Each of the Board of the Acquired Fund and the Board of the Acquiring Fund has determined that the interests of its Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund. In making these determinations, each Board took into account that the Acquired Fund’s adviser will be paying the Acquired Fund’s costs relating to the reorganization and the Acquiring Fund’s adviser will be paying reorganization-related costs incurred by the Acquiring Fund.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of the Board of the Acquired Fund or the Board of the Acquiring Fund, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Acquired Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirement that the Funds receive the opinion of Bingham McCutchen LLP that the transaction contemplated by the Reorganization Agreement will constitute a “reorganization” for federal income tax purposes. The Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund.

Shareholder approval of the Reorganization Agreement is not required.

The Acquired Fund’s investment adviser and the Acquiring Fund’s investment adviser have entered into a separate support agreement (“Support Agreement”), which includes an agreement to cooperate in consummating the Reorganization and other covenants, representations and indemnifications by each party. The Support Agreement also sets forth the terms and conditions relating to a payment to be received by the Acquired Fund’s investment adviser from the Acquiring Fund’s investment adviser in consideration of certain of its agreements contained in the Support Agreement. The Funds are not parties to the Support Agreement, and the shareholders of neither Fund will bear any expenses in connection with the Support Agreement.

Description of the Acquiring Fund’s Shares

Shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. Each Class A share will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates in connection with the Reorganization.

Reasons for the Reorganization and Board Considerations

The Reorganization was presented to the Acquired Fund’s Board for consideration at a Board meeting held on September 21, 2009, and was approved at that meeting. Following extensive discussions of the advantages and disadvantages to the Acquired Fund, based on its evaluation of all material factors, including those described below, the Acquired Fund’s Board, including all of the Independent Board Members determined that: (1) the Reorganization would be in the best interests of the Acquired Fund; and (2) the Reorganization would not result in the dilution of the interests of the Acquired Fund’s shareholders. In considering the Reorganization, the Board did not identify any single factor or piece of information as all-important or controlling.

The Acquired Fund’s Board considered a number of factors prior to approving the Reorganization of the Acquired Fund, including the following:

•	the benefits to the shareholders of the Acquired Fund from the long-term economies of scale that may result from consummation of the Reorganization;

•	LMPFA’s experience and resources in managing mutual funds;

•	Western Asset’s experience in providing investment advisory services to money market funds;

•	the compatibility of and the differences between the investment objectives, strategies, policies and risks of the Funds;

•	the relative sizes of the Funds;

•	the expense ratios of the Funds, and, in particular, that Class A shares of the Acquiring Fund have had lower total operating expenses than shares of the Acquired Fund;

•	the absence of a dilutive effect on interests of current shareholders of the Acquired Fund;

•

the federal tax consequences of the Reorganization to the Acquired Fund and its shareholders, including that the Reorganization has been structured to qualify as a “reorganization” under Section 368(a) of the Code;

•	that the shares of the Acquiring Fund to be issued in the Reorganization are being registered with the SEC on Form N-14;

•	that counsel to the Acquiring Fund and counsel to the Acquired Fund will be issuing legal opinions regarding the legality of the Reorganization, as described in the Reorganization Agreement;

•

the benefits that may be derived by FBR Fund Advisers, LMPFA and their affiliates as a result of the Reorganization, including the payment to be received by FBR Fund Advisers from LMPFA as provided under the Support Agreement; and

•	that Legg Mason will be paying the Acquiring Fund’s costs relating to the reorganization, and FBR Fund Advisers will be paying reorganization-related costs incurred by the Acquired Fund.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the parties of an opinion from Bingham McCutchen LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares;

(iii) The basis in the hands of the Acquiring Fund of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of that asset in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer of that asset;

(iv) The holding period of each asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which that asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to that asset);

(v) No gain or loss will be recognized by the Acquired Fund upon the transfer of the assets of the Acquired Fund to the Acquiring Fund in exchange for the Acquiring Fund Shares, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an asset of the Acquired Fund regardless of whether such transfer would otherwise be a non-taxable transaction under the Code;

(vi) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

(vii) Gain (but not loss) will be recognized by the Acquired Fund shareholders in an amount not in excess of the amount of any cash and the fair market value of any other property other than Acquiring Fund shares received by the Acquired Fund shareholders as part of the Reorganization;

(viii) If the exchange described in clauses (vi) and (vii) has the effect of the distribution of a dividend, then the amount of any gain recognized by an Acquired Fund shareholder pursuant to clause (vii) that is not in excess of that Acquired Fund Shareholder’s ratable share of the Acquired Fund’s undistributed earnings and profits will be treated as a dividend to that Acquired Fund shareholder, and any excess gain so recognized will be treated as gain from the sale or exchange of property;

(ix) The aggregate basis of the Acquiring Fund shares that each Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor, decreased by the amount of any money and the fair market value of any other property other than Acquiring Fund shares received by that Acquired Fund shareholder as part of the Reorganization and increased by any gain recognized by the Acquired Fund shareholder in the Reorganization; and

(x) Each Acquired Fund shareholder’s holding period for his or her Acquiring Fund shares received in the Reorganization will include the period for which he or she held the Acquired Fund shares exchanged therefor, provided that he or she held the Acquired Fund shares as capital assets on the date of the exchange.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of the Acquired Fund’s shareholders.

TERMINATION OF THE ACQUIRED FUND

If the Reorganization is effected, the Acquired Fund will be terminated.

DISPOSITION OF PORTFOLIO ASSETS

Prior to the Closing Date, the Acquiring Fund will identify any securities, instruments and other assets held by Acquired Fund that will not be transferred to the Acquiring Fund. It is possible that there may be dispositions of portfolio assets of the Acquired Fund in connection with the Reorganization. Subject to market conditions, the disposition of portfolio assets of the Acquired Fund may result in a capital gain or loss. The transaction costs associated with the disposition of portfolio assets will be borne by the Acquired Fund. As of the date hereof, the Acquired Fund is not expected to recognize material capital gains or incur material transactions costs as a result of the disposition of portfolio assets in connection with the Reorganization.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Adviser and Subadviser

LMPFA is the Acquiring Fund’s investment adviser. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment adviser of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. As of June 30, 2009, LMPFA’s total assets under management were approximately $173 billion.

Western Asset provides the day-to-day portfolio management of the Acquiring Fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $485 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $657 billion.

Management and sub-advisory fees paid to LMPFA and Western Asset prior to the Reorganization are as follows:

Investment Adviser	Fee Rate (percentage of average daily net assets)	Subadviser	Rate Received by Subadviser
LMPFA

0.450% on assets up to $1 billion

0.425% on assets between $1 billion and $2 billion

0.400% on assets between $2 billion and $5 billion

0.375% on assets between $5 billion and $10 billion

0.350% on assets over $10 billion

		Western Asset	The sub-advisory fee is 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements

For the fiscal year ended December 31, 2008, the Acquiring Fund paid management fees equal to 0.39% of its average daily net assets for management services.

Information about the factors considered by the Board of the Acquiring Fund in approving the investment management agreement with LMPFA and the sub-advisory agreement with Western Asset is contained in the Annual Report for the Acquiring Fund for the fiscal year ended December 31, 2008.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increases, and the amount of those assets will increase as a result of the Reorganization.

Information about the Funds is included in the Prospectuses and Fund SAIs, annual reports and semi-annual reports filed with the SEC and dated as listed below:

Fund	Prospectus and Fund SAI Date	Annual Report	Semi-Annual Report
Acquired Fund	February 28, 2009 (filed on February 27, 2009)	October 31, 2008 (filed on January 7, 2009)	April 30, 2009 (filed on July 8, 2009)

Acquiring Fund	April 30, 2009 (filed on April 30, 2009)	December 31, 2008 (filed on March 6, 2009)	June 30, 2009 (filed on September 2, 2009)

Copies of these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Acquiring Fund at 1-800-822-5544 or 1-888-425-6432 or the Acquired Fund at 1-888-888-0025, or by writing to the Acquiring Fund at 55 Water Street, New York, New York 10041 or the Acquired Fund at P.O. Box 5354, Cincinnati, OH 45201-5354, or by visiting the Funds’ website at www.leggmason.com/individualinvestors, with respect to the Acquiring Fund, or www.fbrfunds.com, with respect to the Acquired Fund.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, D.C. 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, D.C. 20549 at prescribed rates.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix C of this Information Statement/Prospectus.

Financial Highlights

The most recent fiscal year end of the Acquired Fund for which financial statements are available is October 31, 2008. The most recent fiscal year end of the Acquiring Fund for which financial highlights are available is December 31, 2008. The Acquiring Fund recently changed its fiscal year end to August 31.

The financial highlights of the Acquiring Fund contained in Appendix B have been derived from financial statements audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm.

Distribution Arrangements

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the Acquiring Fund’s sole and exclusive distributor. LMIS is a wholly-owned subsidiary of Legg Mason.

The Acquiring Fund has adopted a shareholder services and distribution plan for its Class A shares. Under the plan, the Fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares of the Fund. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the investment adviser and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Acquiring Fund. These payments are not reflected as additional expenses in the fee table contained in this Information Statement/Prospectus. The recipients of these payments may include the Acquiring Fund’s distributor and affiliates of the investment adviser, as well as non-affiliated broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments”. Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Acquiring Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the investment adviser, the distributor and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.

FORM OF ORGANIZATION

The Acquired Fund is a series of The FBR Funds, a Delaware statutory trust. The Acquiring Fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland business trust. Following is a comparison of Delaware statutory trusts and Maryland business trusts:

Discussion of Maryland Business Trusts

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the trust’s declaration of trust (the “Declaration”).

The Declaration for the Trust provides flexibility in the conduct of the Trust’s business and in the governance of the Trust and broad authority to the Trustees consistent with Maryland law. Many of the provisions of the Declaration are designed to permit the Trust to operate efficiently and in a cost effective manner as an investment company. Some of the more significant provisions of the Declaration are described below.

Shareholder Voting.

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Acquiring Fund is not required to hold an annual meeting of shareholders, but the Acquiring Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the

Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration.

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares.

The Acquiring Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts.

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Acquiring Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability.

The Declaration provides that shareholders are not personally liable for the obligations of the Acquiring Fund and requires the Fund to indemnify a shareholder against any loss or expense arising from any such liability. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Acquiring Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Discussion of Delaware Statutory Trusts

A fund organized as a Delaware statutory trust is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and the fund’s governing instrument. For a Delaware statutory trust, the law specifically addresses many aspects of corporate governance.

Under the Delaware Act, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts. The declaration of trust for the Acquired Fund provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the Fund. The declaration of trust for the Acquired Fund also provides that the Trust, on behalf of the Fund, may, at its option, assume the defense of any claim against a shareholder for personal liability.

The Delaware Act permits a shareholder to bring a derivative action on behalf of the trust if the trustees refuse to do so, but that power can be restricted by such standards and restrictions as are set forth in the declaration of trust. The declaration of trust for the Acquired Fund sets forth a detailed process for the bringing of derivative actions on behalf of the Fund by shareholders. Under the declaration of trust for the Acquired Fund, prior to bringing a derivative action, a demand must first be made on the Fund’s Trustees. The declaration of trust for the Acquired Fund details various information and certifications that must be included in the demand. The declaration of trust for the Acquired Fund also provides that at least 10% of the shareholders of the trust or the affected series, if applicable, must join in bringing the derivative action.

A Delaware statutory trust can limit a trustee’s personal liability in the declaration of trust. The declaration of trust for the Acquired Fund extends to Trustees and officers of the Fund the fullest protection from liability that the law allows and, in addition, requires the Fund to indemnify them to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee or officer becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director or officer and against amounts paid or incurred in settlement thereof. The declaration of trust further provides that the Trustees are entitled and empowered to the fullest extent permitted by law to purchase with trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a trustee, officer or agent of the trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a trustee, officer or agent of the Trust. The 1940 Act currently provides that no officer or director shall be protected from liability to the Fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.

A Delaware statutory trust is not required to hold shareholder meetings or get shareholder approval for certain actions unless the declaration of trust requires it. The declaration of trust of the Acquired Fund provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Board without seeking the consent of shareholders. Subject to the limitations imposed by the 1940 Act, the declaration of trust of the Acquired Fund authorizes the Trustees to amend the declaration without shareholder approval.

Boards of the Funds

Following is a comparison of the composition of the Boards of the Acquired Fund and the Acquiring Fund:

Acquired Fund	Acquiring Fund
Independent Trustees: Michael A. Willner Reena Aggarwal William E. Cole, Jr. Charles O. Heller

Independent Trustees:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Trustee: David H. Ellison	Interested Trustee: R. Jay Gerken

CAPITALIZATION

The following tables set forth the unaudited capitalization of the Acquired Fund and the Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the contemplated acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund shareholders of the Acquired Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table As of September 30, 2009 (unaudited)

	Acquired Fund	Acquiring Fund (Class A)	Pro Forma Adjustments	Pro Forma Combined Fund
Net Assets	$74,509,748	$6,729,915,515	—	$6,804,425,263
Shares Outstanding	$74,693,546	$6,729,815,684	—	$6,804,509,230
Net Asset Value Per Share	$1.00	$1.00	—	$1.00

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Acquired Fund are declared each day the Fund is open for business and paid monthly. Capital gains, if any, will be distributed on an annual basis after the end of the taxable year in which the gain is realized. The Acquiring Fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December.

Each of the Acquired Fund and the Acquiring Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the Closing Date for a dividend or a distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Acquiring Fund Shares; Other Shareholder Information” in this Information Statement/Prospectus, above.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Acquired Fund, as of September 30, 2009, the Trustees and officers of the Acquired Fund owned in the aggregate less than 1% of the outstanding shares of the Acquired Fund.

To the knowledge of the Acquiring Fund, as of September 30, 2009, the Trustees and officers of the Acquiring Fund owned in the aggregate less than 1% of the outstanding shares of the Acquiring Fund.

To the knowledge of the Acquired Fund, as of September 30, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Acquired Fund:

[To Be Provided]

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization
Appendix B:	Financial Highlights of Western Asset Government Money Market Fund
Appendix C:	Historical Performance for Each Fund

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this              day of             , 2009, by and among Legg Mason Partners Money Market Trust, a Maryland business trust (the “Acquiring Entity”), on behalf of its series, Western Asset Government Money Market Fund (the “Acquiring Fund”), and The FBR Funds, a Delaware statutory trust (the “Acquired Entity”), on behalf of its series, FBR Fund for Government Investors (the “Acquired Fund”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), that is regulated as a money market fund under Rule 2a-7 under the 1940 Act;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of substantially all of the securities, instruments and other assets and cash of the Acquired Fund to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund (the “Acquiring Fund Shares”), as described herein, and (2) the distribution of the Acquiring Fund Shares (which shall then constitute substantially all of the assets of the Acquired Fund) and any other assets then held by the Acquired Fund) to the shareholders of the Acquired Fund and the redemption of the outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) and termination of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act), has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of the securities, instruments and other assets and cash of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Acquired Entity (the “Acquired Entity Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act), has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of securities, instruments and other assets and cash of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a fund taking action shall mean and include all necessary actions of the Acquiring Entity or Acquired Entity, as applicable, on behalf of a fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION

1.1 Subject to receipt of requisite approvals and satisfaction of the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver substantially all of the securities, instruments and other assets and cash, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor to deliver a number of Acquiring Fund Shares equal to the aggregate value of the Portfolio Securities and the Cash Payment (as defined below). Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

1.2 The securities, instruments and other assets and cash of the Acquired Entity attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of (a) the securities, instruments and other assets set forth on Schedule 1.2 hereto (the “Scheduled Portfolio Securities”) other than (i) any Scheduled Portfolio Securities sold by the Acquired Fund prior to the Closing Date to meet redemption requests or to meet other cash needs in the ordinary course, and (ii) any Scheduled Portfolio Securities that mature prior to the Closing Date, and (b) additional securities acquired by the Acquired Fund in the ordinary course of business prior to the Closing Date, as to which the Acquiring Fund in its sole discretion specifically consents in writing on or before the Closing Date to be treated as Scheduled Portfolio Securities, notwithstanding that they are not included on Schedule 1.2 (the “Additional Securities” and, together with the Scheduled Portfolio Securities, the “Portfolio Securities”), and (c) cash in the amount of the Cash Payment, calculated as described in paragraph 2.1. The Acquiring Fund and the Acquired Fund agree that only the Portfolio Securities and the Cash Payment shall be transferred to the Acquiring Fund. On or before the fifth day prior to the Closing Date, the Acquiring Fund shall identify any securities, instruments and other assets held by Acquired Fund (including any Scheduled Portfolio Securities) that will not be transferred to Acquiring Fund (“Designated Assets”). Acquiring Fund and Acquired Fund agree that Designated Assets will not be included in the Portfolio Securities transferred to the Acquiring Fund.

1.3 The Acquiring Fund shall in no event assume or be deemed to assume, nor shall it be liable for, any obligations or liabilities of the Acquired Fund or the Acquired Entity or any subsidiary or affiliate of either of them of any nature whatsoever (whether express or implied, fixed or contingent, known or unknown, and whether or not relating to the Portfolio Securities). All such obligations and liabilities of or relating to the Acquired Fund or the Acquired Entity and their subsidiaries and affiliates are referred to collectively as the “Excluded Liabilities”. Without limiting the generality of the foregoing, the Acquiring Fund shall not assume or be deemed to assume, nor shall it be liable for, any liabilities or obligations, directly or indirectly, relating to or arising out of:

(a) any breach, default, event of default, or other action or omission by the Acquired Fund or any other Person (including the Acquired Fund’s affiliates) on or prior to the Closing Date;

(b) any taxes, including transfer taxes, that are assessed, accrued, or attributable for or to periods prior to the Closing Date or in connection with the transactions contemplated by this Agreement, and related penalties and interest; and

(c) any complaint, action, arbitration or regulatory, administrative, or government proceeding or investigation involving the Acquired Fund arising from actions of the Acquired Fund or of any other Person in relation to the Acquired Fund on or prior to the Closing Date or in connection with the transactions contemplated by this Agreement.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) set aside such reserves as may be necessary to satisfy the liabilities of the Acquired Fund, (b) distribute to the shareholders of record of the Acquired Fund Shares in complete redemption of the Acquired Fund Shares (i) as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, and (ii) as soon thereafter as practical, but no later than five business days after the Closing Date, all other assets then held by the Acquired Fund (including amounts repaid to the Acquired Fund under paragraph 2.2) in excess of those reserves, and (c) terminate the Acquired Fund in accordance with Delaware law. Such distribution and redemption shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be credited to each Acquired Fund Shareholder shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by that Acquired Fund Shareholder on the Closing Date. All issued and outstanding Acquired Fund Shares will be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The Portfolio Securities shall be valued for purposes of this Agreement at the amortized cost of the Portfolio Securities as determined by the Acquiring Fund in accordance with the Acquiring Fund’s ordinary procedures. The amortized cost of the Portfolio Securities shall be computed as of 4:00 p.m. Eastern Time on the Closing Date. The amount of cash to be transferred by the Acquired Fund to the Acquiring Fund on the Closing Date (the “Cash Payment”) will equal the excess, if any, of (i) the product of the aggregate number of Acquiring Fund Shares issued pursuant to Section 1.1 above (such number being equal to the aggregate number of Acquired Fund Shares outstanding immediately prior to the Closing) (as defined below) and $1.00 (One Dollar) over (ii) the aggregate value of the Portfolio Securities as so determined. FBR Fund Advisers, Inc., the sponsor of the Acquired Fund, has committed to contribute to the capital of the Acquired Fund cash in an amount sufficient to enable the Acquired Fund to pay the Cash Payment.

2.2 Promptly following the Closing (defined below), the Acquiring Fund shall confirm the amortized cost value of the Portfolio Securities transferred to the Acquiring Fund at the Closing and the amount of the Cash Payment. If the Acquiring Fund determines that the Cash Payment made at the Closing was not in the correct amount, then the Acquired Fund shall, or shall cause an affiliate to, pay any shortfall to Acquiring Fund, or Acquiring Fund shall return any excess to the Acquired Fund, as applicable, promptly following the Closing, and no later than close of business of the first business day following the Closing Date. It is agreed and understood that any return of cash by the Acquiring Fund to the Acquired Fund shall constitute, and shall be treated for all purposes as, an adjustment in the Cash Payment paid by the Acquired Fund to the Acquiring Fund and shall not constitute consideration for the Portfolio Securities or other assets of the Acquired Fund acquired in the Reorganization.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be             , 2009, or such other date as the parties may agree. All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of [4:00] p.m., Eastern Time. The Closing shall be held at the offices of Legg Mason, Inc. or at such other place as the parties may agree.

3.2 The Acquired Entity shall direct JP Morgan Chase Bank, N.A., in its capacity as custodian for the Acquired Fund (the “Custodian”), to transfer ownership of the Portfolio Securities and the Cash Payment, to be effective as of the time of the Closing, from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Entity to accounts of the Acquiring Fund maintained by State Street Bank and Trust Company, the custodian for the Acquiring Entity. The Cash Payment shall be made by wire transfer of immediately available funds to such accounts of the Acquiring Fund. The Acquired Fund shall also direct the Custodian to deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that the Portfolio Securities and Cash Payment have been so transferred as of the Closing Date. The Acquired Entity shall deliver to the Acquiring Entity, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Portfolio Securities and the Cash Payment have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct JP Morgan Chase Bank, N.A., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares has been credited to the Acquired Fund’s account on the books of the Acquiring Fund’s transfer agent pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares has been credited to the account of each of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5.

3.4 The Acquired Fund shall deliver to the Acquiring Fund all such instruments of sale, transfer, and assignment, checks, assignments, share certificates, if any, receipts or other documents and instructions to custodians and transfer agents, each in form and substance reasonably satisfactory to the Acquiring Fund, its manager and their counsel, as are sufficient to sell, transfer, convey and assign to the Acquiring Fund, free and clear of all Liens, all right, title and interest of the Acquired Fund in, and good and valid title to, (i) the Portfolio Securities and Cash Payment, and (ii) all books and records of the Acquired Fund relating to the Portfolio Securities and the Acquired Fund shareholders and their accounts, including account applications and related agreements, designations and elections.

4. REPRESENTATIONS AND WARRANTIES

4.1 The Acquired Entity, on behalf of the Acquired Fund, hereby represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a statutory trust duly organized and validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust, as amended and/or supplemented, and its other Governing Documents to own all of its assets and to carry on its business as it is being conducted and to enter into and perform this Agreement. The Acquired Entity is duly qualified to do business in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorizations to carry on its business as now being conducted and to enter into and fulfill the terms of this Agreement.

(b) The execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of Board of Trustees of the Acquired Entity, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles.

(c) The execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, do not and will not result in a violation of any Applicable Law, of any Governing Document of the Acquired Entity, or of any agreement, indenture, instrument, Contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, do not and will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any Contract, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(d) No consent, approval, authorization or order of any Governmental Entity is required for the consummation by the Acquired Fund of the transactions contemplated herein.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Portfolio Securities and full right, power and authority to sell, assign, convey, transfer and deliver the Portfolio Securities free and clear of all Liens, and upon delivery and payment for the Portfolio Securities, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, free and clear of all Liens and subject to no restrictions on the full transfer thereof.

(f) Each Contract included in the Portfolio Securities is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such Contract will not result in the termination of such Contract, any breach or default thereunder by the Acquired Fund or the Acquiring Fund or the imposition of any penalty thereunder. Neither the Acquired Fund nor, to the Acquired Fund’s knowledge, any other party thereto is (with or without the lapse of time of the giving of notice or both) in default in any material respect under any such Contract. The Acquired Fund has made available to the Acquiring Fund true and complete copies of all such Contracts. The Acquired Fund has not received any notice (written or oral) of the intention of any party to terminate or fail to renew any such Contract.

(g) No litigation or administrative proceeding or investigation of or before any Governmental Entity is currently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would adversely affect its ability to consummate the transactions contemplated by this Agreement. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any Governmental Entity which adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund. The Acquired Entity has disclosed in writing to the Acquiring Fund all material discussions and communications within the last twelve (12) months with any Governmental Entity relating to the Acquired Fund, the Acquired Fund Sponsor (in connection with the Acquired Fund) or the Portfolio Securities.

(h) (i) The Acquiring Fund Shares are “eligible securities” for the Acquired Fund for purposes of Rule 2a-7 under the 1940 Act. The Portfolio Securities are “eligible securities” for the Acquiring Fund for purposes of Rule 2a-7 under the 1940 Act. The Acquired Fund is an open-end management investment company registered under the 1940 Act that is regulated as a money market fund under Rule 2a-7 under the 1940 Act.

(ii) The Acquiring Fund Shares are not being acquired by the Acquired Fund for the purpose of making any distribution thereof, other than a liquidating distribution to the holders of the Acquired Fund Shares on or immediately following the Closing Date. The instructions to be delivered to the Acquiring Fund’s transfer agent upon such liquidating distribution will accurately and completely reflect the ownership of the Acquired Fund Shares and the future ownership of the Acquiring Fund Shares as provided for in the Acquired Fund’s Governing Documents.

(i) The operations of the Acquired Fund’s business are not now being conducted and have not been conducted in violation of any Applicable Law. The Acquired Fund has not received any written notice from any Governmental Entity that the operations of the Acquired Fund’s business are being conducted in violation of any Applicable Law, or of any investigation or review pending or threatened by any Governmental Entity investigating or reviewing any alleged violation.

(j) (i) All of the Acquired Fund’s shareholder accounts are held directly with the Acquired Fund. No payments are owed by the investment adviser to the Acquired Fund or any of its subsidiaries or affiliates to third parties for sales of Acquired Fund Shares or for servicing related to Acquired Fund Shares.

(ii) The Acquired Fund’s net asset value per share has not deviated from $1.00 by more than 0.50% at any time during the past five years.

(k) The Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming the current year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a “regulated investment company” and has elected to be treated as such.

4.2 The Acquiring Entity, on behalf of the Acquiring Fund, hereby represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Declaration of Trust, as amended and/or supplemented, and its other Governing Documents to own all of its assets and to carry on its business as it is being conducted and to enter into and perform this Agreement. The Acquiring Entity is duly qualified to do business in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorizations to carry on its business as now being conducted and to enter into and fulfill the terms of this Agreement.

(b) The execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, and the transactions contemplated herein, have been duly authorized by all necessary action by the Acquiring Entity Board and the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles.

(c) The execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, do not and will not result in a violation of any Applicable law or of its Governing Documents, or of any agreement, indenture, instrument, Contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, do not and will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any Contract, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(d) Assuming the accuracy of the representations and warranties in paragraph 4.1, no consent, approval, authorization or order of any Governmental Entity is required for the consummation by the Acquiring Fund of the transactions contemplated herein.

(e) No litigation of administrative proceeding nor investigation of or before any Governmental Entity is currently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity with respect to the Acquiring Fund or any of its properties or assets, that, if adversely determined, would adversely affect the Acquiring Entity’s business or its ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any Governmental Entity which adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(f) (i) The Acquiring Fund is an open-end management investment company registered under the 1940 Act that is regulated as a money market fund under Rule 2a-7 under the 1940 Act.

(ii) Assuming the accuracy and completeness of all representations and warranties in paragraph 4.1, all the Acquiring Fund Shares purchased by the Acquired Fund will be duly authorized and validly and legally issued and outstanding on the Closing Date, and, upon delivery to the Acquired Fund in accordance with this Agreement, the Acquiring Fund Shares so delivered will be fully paid and non-assessable.

(g) The Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a “regulated investment company” and has elected to be treated as such.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, hereby further covenant as follows:

5.1 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file an information statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization. The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be necessary for the preparation of the information statement.

5.2 The Acquired Entity covenants that it will from time to time, as and when requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further actions, as the Acquiring Entity may deem necessary or desirable in order to vest in, and confirm to, the Acquiring Fund all title to and possession of the Portfolio Securities and the Cash Payment, and otherwise to consummate and effectuate the transactions contemplated by this Agreement.

5.3 The Acquired Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

5.4 For federal income tax purposes, the Acquired Fund will treat any cash contribution by FBR Fund Advisers, Inc. to the Acquired Fund described in the last sentence of Section 2.1 as a short-term capital gain in the taxable year of the contribution in accordance with Rev. Proc. 2009-10, 2009-2 I.R.B. 267, and will so report any such contribution on its federal (and any applicable state or local) income tax return for its taxable year in which the Reorganization occurs.

5.5 Five days prior to and every business day thereafter to and including the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund copies of all books and records of the Acquired Fund relating to its shareholder accounts and the Portfolio Securities, and daily trial balances.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by an officer of the Acquiring Entity, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a schedule of investments, certified by the treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Portfolio Securities and the Cash Payment and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by an officer of the Acquired Entity, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 On the Closing Date, the deviation between net asset value per Acquired Fund Share (calculated using market quotations in accordance with the Acquiring Fund’s valuation policies) and $1.0000 does not exceed 0.25%, and the deviation between net asset value per Acquired Fund Share (calculated using amortized and cost and computed to four decimal places) and $1.0000 does not exceed 0.25%.

7.6 On the Closing Date, net assets in the Acquired Fund equal or exceed $65,000,000.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE ACQUIRED ENTITY

If the condition set forth in paragraph 8.1 has not been satisfied on or before the Closing Date, the transactions contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below has not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring

Entity, on behalf of the Acquiring Fund, the other entity shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Portfolio Securities and the Cash Payment solely in exchange for the Acquiring Fund Shares; (iii) the basis in the hands of the Acquiring Fund of the Portfolio Securities will be the same as the basis of the Portfolio Securities in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period of each Portfolio Security in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Portfolio Security was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to the Portfolio Security); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Portfolio Securities and the Cash Payment to the Acquiring Fund in exchange for the Acquiring Fund Shares, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of a Portfolio Security regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization; (vii) gain (but not loss) will be recognized by the Acquired Fund Shareholders in an amount not in excess of the amount of any cash and the fair market value of any other property other than Acquiring Fund Shares received by the Acquired Fund Shareholders as part of the Reorganization; (viii) if the exchange described in clauses (vi) and (vii) has the effect of the distribution of a dividend, then the amount of any gain recognized by an Acquired Fund Shareholder pursuant to clause (vii) that is not in excess of that Acquired Fund Shareholder’s ratable share of the Acquired Fund’s undistributed earnings and profits will be treated as a dividend to that Acquired Fund Shareholder, and any excess gain so recognized will be treated as gain from the sale or exchange of property; (ix) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor, decreased by the amount of any money and the fair market value of any other property other than Acquiring Fund Shares received by that Acquired Fund Shareholder as part of the Reorganization and increased by any gain recognized by the Acquired Fund Shareholder in the Reorganization; and (x) an Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity hereto may waive the condition set forth in this paragraph 8.1.

8.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Dechert LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications as to factual matters made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquired Entity, with respect to the Acquired Fund, has the power as a statutory trust to enter into and perform this Agreement; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable against the Acquired Entity in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ or secured parties’ rights generally and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses that may be limited by any applicable federal or state securities laws or as a matter of public policy; and (d) the execution and delivery of this Agreement did not, and the transfer of the Portfolio Securities and Cash Payment for Acquiring Fund Shares pursuant to this Agreement will not, violate the Governing Documents of the Acquired Entity. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Dechert LLP appropriate to render the opinions expressed therein.

8.3 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Venable LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications as to factual matters made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a business trust duly formed and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the trust power to carry on its business as an open-end management investment company; (c) the execution and delivery of this Agreement have been duly authorized by the Acquiring Entity, on behalf of the Acquired Fund, and this Agreement has been duly executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy and to include its customary limitations and carve-outs on the enforceability opinion; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares in exchange for the transfer of the Portfolio Securities and the Cash Payment pursuant to this Agreement will not, violate the Governing Documents of the Acquiring Entity. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Venable LLP appropriate to render the opinions expressed therein.

8.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Dechert LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications as to factual matters made by the Acquired Entity, on behalf of the Acquired Fund and its authorized officers: (a) the performance by the Acquired Entity, on behalf of the Acquired Fund, of its obligations pursuant to this Agreement will not violate any Federal law, rule or regulation or any order of any Federal court or other administrative agency or tribunal known to us and applicable to the Acquired Fund; and (b) no authorizations, consents or approvals by, and no notice to or filing with, any Federal governmental authority will be required for the performance by the Acquired Entity, on behalf of the Acquired Fund, of its obligations pursuant to this Agreement, other than such authorizations, consents, approvals or notices as shall have been obtained or filed prior to the Closing. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Dechert LLP appropriate to render the opinions expressed therein.

8.5 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications as to factual matters made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the performance by the Acquiring Entity, on behalf of the Acquiring Fund, of its obligations pursuant to this Agreement will not violate any Federal law, rule or regulation or any order of any Federal court or other administrative agency or tribunal known to us and applicable to the Acquiring Fund; and (b) no authorizations, consents or approvals by, and no notice to or filing with, any Federal governmental authority will be required for the performance by the Acquiring Entity, on behalf of the Acquiring Fund, of its obligations pursuant to this Agreement, other than such authorizations, consents, approvals or notices as shall have been obtained or filed prior to the Closing. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9. INDEMNIFICATION

9.1 The representations and warranties of the parties set forth in this Agreement shall survive for two years after the Closing Date (the “Survival Period”), except that: (a) there shall be no termination of any representation or warranty as to which a claim has been asserted prior to the termination of the Survival Period; (b) the representations and warranties contained in paragraphs 4.1 (a), (b), (c), (e), (j) and (k) and 4.2 (a), (b), (c) and (g) shall survive indefinitely following the Closing Date; and (c) the representations and warranties contained in paragraph 4.1(i) shall survive for a period of sixty (60) days following the expiration of the applicable statue of limitations.

9.2 Any limitation or qualification set forth in any one representation and warranty in paragraph 4 or set forth in any one schedule to this Agreement shall not limit or qualify, or be deemed to limit or qualify, in any respect, any other representation and warranty contained in paragraph 4. The right of indemnification under this paragraph 9 or any other remedy at law or in equity based on the breach or inaccuracy of any representation or warranty in paragraph 4, or breach of, or noncompliance with, any covenant or obligation in this Agreement, will not be affected by any investigation conducted, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to that representation, warranty, covenant or obligation. The waiver by either party of any condition at Closing Date or the breach or inaccuracy of any representation or warranty, or breach of, or noncompliance with, any covenant or obligation, will not affect the right of the waiving party to indemnification or any remedy at law or in equity based on that breach, inaccuracy or noncompliance.

9.3 The Acquired Fund shall indemnify, defend, save, and hold the Acquiring Fund, Acquiring Entity and each of their respective officers, directors, trustees, employees, agents, subsidiaries and affiliates (collectively, “Acquiring Fund Indemnitees”) harmless from and against all demands, claims, allegations, assertions, actions or causes of action, assessments, losses, damages, deficiencies, liabilities, costs, expenses and taxes (including reasonable legal fees, interest, penalties, and all reasonable amounts paid in investigation, defense or settlement of any of the foregoing), whether or not any such demands, claims, allegations, etc., if made by third parties, are meritorious, or in the enforcement of an Acquiring Fund Indemnitee’s rights hereunder (collectively, “Acquiring Fund Damages”), asserted against, imposed upon, resulting to, required to be paid by or incurred by any Acquiring Fund Indemnitee, directly or indirectly, in connection with or arising out of (i) the Excluded Liabilities, (ii) any breach or inaccuracy of any representation and warranty of the Acquired Fund in this Agreement (either on the date of this Agreement or on the Closing Date), or (iii) any breach, nonfulfillment or nonperformance of any covenant or agreement made by the Acquired Fund in or pursuant to this Agreement.

9.4 The Acquiring Fund shall indemnify, defend, save, and hold the Acquired Fund, Acquired Entity and each of their respective officers, directors, trustees, employees, agents, subsidiaries and affiliates (collectively, “Acquired Fund Indemnitees”) harmless from and against all demands, claims, allegations, assertions, actions or causes of action, assessments, losses, damages, deficiencies, liabilities, costs, expenses and taxes (including reasonable legal fees, interest, penalties, and all reasonable amounts paid in investigation, defense or settlement of any of the foregoing), whether or not any such demands, claims, allegations, etc., if made by third parties, are meritorious, or in the enforcement of an Acquired Fund Indemnitee’s rights hereunder (collectively, “Acquired Fund Damages”), asserted against, imposed upon, resulting to, required to be paid by or incurred by any Acquired Fund Indemnitee, directly or indirectly, in connection with or arising out of (i) any breach or inaccuracy of any representation and warranty of the Acquiring Fund in this Agreement (either on the date of this Agreement or on the Closing Date), or (ii) any breach, nonfulfillment or nonperformance of any covenant or agreement made by the Acquiring Fund in or pursuant to this Agreement.

9.5 In order for an Acquiring Fund Indemnitee or Acquired Fund Indemnitee (in each case, an “Indemnitee”) to be entitled to any indemnification provided for under this Agreement in respect of, arising out of, or involving a claim or demand made by any Person against such Indemnitee (a “Third Party Claim”), such Indemnitee must notify the Acquired Fund or the Acquiring Fund, as applicable (the “Indemnifying Party”) in writing, and in reasonable detail, of the Third Party Claim within thirty (30) business days after receipt by such Indemnitee of written notice of the Third Party Claim; provided, however, that failure to give notification shall not affect the indemnification provided under this Agreement except to the extent the Indemnifying Party demonstrates that it has been actually prejudiced as a result of the failure (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnitee failed to give notice to the extent the expenses resulted from the failure to give notice). Thereafter, the Indemnitee shall deliver to the Indemnifying Party, within ten (10) business days after the Indemnitee’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third Party Claim. If a Third Party Claim is made against an Indemnitee, the Indemnitee shall be entitled to conduct and control, through counsel of its choosing, the defense of any Third Party Claim.

9.6 An Indemnitee may compromise or settle any Third Party Claim so long as the Indemnitee gives the Indemnifying Party advance notice of any proposed compromise or settlement and the Indemnifying Party provides its prior written consent thereto, which shall not be unreasonably conditioned, withheld or delayed. The Indemnitee shall permit the Indemnifying Party to participate in the defense of any Third Party Claim through counsel chosen by the Indemnifying Party, so long as all fees and expenses of that counsel are borne by the Indemnifying Party. If the Indemnitee permits the Indemnifying Party to undertake, conduct, and control the defense and settlement of a Third Party Claim: (a) the Indemnifying Party shall not permit any Lien to exist upon any asset of the Indemnitee, including the Portfolio Securities; (b) the Indemnifying Party shall not consent to any compromise or settlement that does not include as an unconditional term the giving of a complete release from liability with respect to the Third Party Claim to the Indemnitee; (c) the Indemnifying Party shall permit the Indemnitee to participate in the defense or settlement through counsel chosen by the Indemnitee; and (d) the Indemnifying Party shall agree to promptly reimburse the Indemnitee the full amount of any Acquiring Fund Damages or Acquired Fund Damages, as applicable, including all reasonable fees and expenses of counsel for the Indemnitee.

9.7 If the Indemnitee permits the Indemnifying Party to assume the defense of any Third Party Claim, the Indemnitee shall cooperate with the Indemnifying Party in the defense or prosecution of the Third Party Claim. Such cooperation shall include the retention and (upon the Indemnifying Party’s reasonable request) the provision to the Indemnifying Party of records and information that are reasonably relevant to the Third Party Claim, and making its Representatives available on a reasonable basis to provide additional information and explanation of any material so provided.

9.7 In the event any Indemnitee should have a claim against the Indemnifying Party under paragraph 9.2or 9.3, as applicable, that does not involve a Third Party Claim being asserted against or sought to be collected from the Indemnitee, the Indemnitee shall deliver notice of the claim with reasonable promptness to the Indemnifying Party. The failure by any Indemnitee so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to the Indemnitee under paragraph 9.2 or 9.3, as applicable, except to the extent that the Indemnifying Party demonstrates that it has been actually prejudiced by the failure or to the extent the failure extends beyond the applicable Survival Period.

10. DEFINITIONS

10.1 As used herein, the following terms shall have the following meanings (all accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP):

“Applicable Law” means all applicable provisions of all constitutions, treaties, statutes, laws (including common law), codes, rules, regulations, ordinances, orders, decisions, injunctions, awards or decrees of, or Contracts with, any Governmental Entity.

“Contract” means any contract, lease, license, purchase order, indenture, agreement, commitment, or other contractual arrangement, whether oral or written, express or implied.

“Governing Documents” with respect to any particular entity shall mean the constituent organizational documents of such entities and all amendments thereto (for the avoidance of doubt, including with respect to any trust its declaration of trust and bylaws (if any)).

“Governmental Entity” means any domestic or foreign government or political subdivision of that government, whether on a federal, state, or local level and whether executive, legislative, or judicial in nature, including any agency, authority, board, bureau, commission, court, department, or other instrumentality of that government or self-regulatory organization recognized under the laws thereof.

“knowledge” means, in respect of any party, the knowledge of its directors or trustees and officers and, in respect of any registered investment company, the knowledge of the officers and responsible employees of its investment adviser and affiliated sub-advisers, in each case deemed to include any matter that the same would reasonably be expected to have obtained in the diligent exercise of their respective duties.

“Liens” means all covenants, restrictions, liens, security interests, claims, pledges, assignments, options, rights of refusal, charges, leases, licenses, encumbrances, and any other restriction of any kind or nature.

“Person” means an individual, a corporation, a limited liability company, a partnership, a joint venture, a business association, a trust, or any other entity or organization, including a Governmental Entity.

“Representative” when used with respect to any Person means any directors, trustees, officers, employees, shareholders, agents, or representatives (including attorneys, accountants, consultants, banks, and financial advisors) of that Person.

10.2 The definitions in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” All references in this Agreement to paragraphs and schedules shall be deemed references to paragraphs of, and schedules to, this Agreement unless the context shall otherwise require.

11. EXPENSES

11.1 Each of the Acquired Fund (or one or more of its affiliates) and the Acquiring Fund (or one or more of its affiliates) will pay all of the costs of the Reorganization incurred by that fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in such party’s failure to qualify for tax treatment as a “regulated investment company” within the meaning of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of the Code.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth below its signature on this Agreement.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Governing Documents of the Acquiring Entity, the obligations of the Acquiring Entity with respect to the Acquiring Fund entered into in the name or on behalf of the Acquiring Entity by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Acquiring Entity, personally, but bind only the assets of the Acquiring Entity belonging to the Acquiring Fund, and all persons dealing with any series or funds of the Acquiring Entity must look solely to the assets of the Acquiring Entity belonging to such series or fund for the enforcement of any claims against the Acquiring Entity.

15.6 Consistent with the Governing Documents of the Acquired Entity, the obligations of the Acquired Entity with respect to the Acquired Fund entered into in the name or on behalf of the Acquired Entity by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Acquired Entity, personally, but bind only the assets of the Acquired Entity belonging to the Acquired Fund, and all persons dealing with any series or funds of the Acquired Entity must look solely to the assets of the Acquired Entity belonging to such series or fund for the enforcement of any claims against the Acquired Entity.

[Remainder of page left blank intentionally.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS MONEY MARKET TRUST, on behalf of its series WESTERN ASSET GOVERNMENT MONEY MARKET FUND

By:
Name:
Title:

With notice to:

Robert I. Frenkel

Fund Secretary

c/o Legg Mason & Co., LLC

100 First Stamford Place, 7th Floor

Stamford, CT 06902

Fax: (203) 703-6248

Frances Guggino

Fund CFO and Treasurer

c/o Legg Mason

55 Water Street

32nd Floor South

New York, NY 10041

Fax: (877) 650-9934

THE FBR FUNDS, on behalf of its series FBR FUND FOR GOVERNMENT INVESTORS

By:
Name:
Title:

With notice to:

David H. Ellison

President, The FBR Funds

1001 19th Street North

Arlington, VA 22209

Fax: 703.875.1334

Kimberly Bradshaw

Secretary and Treasurer, The FBR Funds

1001 19th Street North

Arlington, VA 22209

Fax: 703.875.1334

Appendix B

Financial Highlights of Western Asset Government Money Market Fund

The financial highlights table is intended to help you understand the performance of Class A shares of the Fund for the past five fiscal years. Total return represents the rate that a shareholder would have earned on a Fund share assuming reinvestment of all dividends and distributions. The financial information for the past five fiscal years shown in the following table has been derived from the Fund’s annual financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s annual financial statements, is included in the annual report (available upon request). The financial information for the six month period ended June 30, 2009 shown in the following table was derived from unaudited financial statements.

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Western Asset Government Money Market Fund Class A Shares	2009[1]	2008[2]	2007[2]	2006[2,3]	2005[2,3]	2004[3]
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income (Loss) From Operations:
Net investment income	0.002	0.022	0.046	0.044	0.027	0.009
Net realized gain (loss)[3]	(0.000)	0.000	(0.000)	0.000	0.000	0.000

Total Income From Operations	0.002	0.022	0.046	0.044	0.027	0.009

Less Distributions From:
Net investment income	(0.002)	(0.022)	(0.046)	(0.044)	(0.027)	(0.009)
Net realized gains	—	(0.000)[4]	—	—	(0.000)[4]	(0.000)[4]

Total Distributions	(0.002)	(0.022)	(0.046)	(0.044)	(0.027)	(0.009)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return[4]	0.23%	2.24%	4.69%	4.45%	2.69%	0.85%

Net Assets, End of Year (billions)	$8	$8	$6	$3	$2	$2

Ratios to Average Net Assets:
Gross expenses	0.55%[6,11]	0.53%[6]	0.55%	0.57%[7]	0.59%	0.57%
Net expenses[7]	0.55 [6,11]	0.53 [6,9]	0.55 [9]	0.55 [7,10]	0.59	0.54 [10]
Net investment income	0.47	2.16	4.53	4.37	2.63	0.82

[1]	As of June 30, 2009 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]	Represents a share of capital stock outstanding prior to April 16, 2007.
[4]	Amount represents less than $0.0005 per share.
[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.51% for the six months ended June 30, 2009 and 0.52% for the year ended December 31, 2008.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively.

[8]	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 0.70%.
[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[10]	Reflects fee waivers and/or expense reimbursements.
[11]	Annualized.

B-1

APPENDIX C

Historical Performance for Each Fund

FBR Fund for Government Investors

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund’s performance for each of the last 10 calendar years. The table shows the Fund’s average annual returns for different calendar periods. Returns shown assume reinvestment of dividends and distributions. The figures shown for the Fund include information from the periods covered by the Fund’s predecessor prior to the reorganization of the Fund as a series of The FBR Funds on February 27, 2004. Please see the Fund SAI for more information.

Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

Best Quarter	Quarter Ended December 31, 2000	1.39%
Worst Quarter	Quarter Ended March 31, 2004	0.08%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2009, was [    ]%.

Average Annual Total Returns

For Periods Ended December 31, 2008

One Year	1.79%
Five Years	2.63%
Ten Years	2.70%

Yields

As of December 31, 2008

7-Day	0.80%
7-Day Effective	0.80%

For current yield information please call 888.888.0025.

Western Asset Government Money Market Fund

The bar charts and table below provide an indication of the risks of investing in the Fund by showing the Fund’s performance over time. The bar charts and the information following show the total return of the Fund’s Class A shares for

C-1

the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of Class A shares. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Total Return for Western Asset Government Money Market Fund—Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.52% in third quarter 2000; Lowest: 0.13% in second quarter 2004. The year-to-date return as of the most recent calendar quarter, which ended 09/30/2009, was [    ]%.

The Average Annual Total Returns table below shows the performance of Class A of the Fund.

Average Annual Total Returns (class A Shares) (calendar years ended December 31, 2008)1

Fund	1 Year	5 Years	10 Years
Western Asset Government Money Market Fund
Class A	2.24%	2.97%	3.07%

7-Day Yield As of December 31, 2008

Class A
7-day yield as of December 31, 2008	1.17%

For current yield information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, toll-free, or contact your account representative.

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the Fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the Fund’s predecessor. Prior to April 16, 2007, the Fund was known as Smith Barney Money Funds, Inc.—Government Portfolio.

C-2

LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset Government Money Market Fund

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2009

Acquisition of Certain Assets of:	By and in Exchange for Class A Shares of:
FBR Fund for Government Investors	Western Asset Government Money Market Fund

1001 19th Street North Arlington, VA 22209 1-888-888-0025	55 Water Street, 32nd Floor New York, New York 10041 1-800-822-5544 1-888-425-6432

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Information Statement/Prospectus dated [            ], 2009, relating specifically to the transfer of substantially all of the securities, instruments and other assets and cash of FBR Fund for Government Investors (the “Acquired Fund”) in exchange for Class A shares of Western Asset Government Money Market Fund (the “Acquiring Fund”) having an aggregate net asset value equal to the aggregate value of such securities, instruments and other assets and cash, the distribution of Class A shares of the Acquiring Fund and any other assets then held by the Acquired Fund (in excess of reserves to satisfy any Acquired Fund liabilities) to the shareholders of the Acquired Fund and the termination of the Acquired Fund. To obtain a copy of the Information Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-822-5544 or 1-888-425-6432. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Information Statement/Prospectus.

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Pro Forma Financial Statements	S-2

S-1

GENERAL INFORMATION

The Acquired Fund’s Board has unanimously approved the Reorganization. The Reorganization does not require shareholder approval. For further information about the Reorganization, see the Information Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

This Statement of Additional Information related to the Information Statement/Prospectus dated [            ], 2009 consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

•	The Statement of Additional Information of the Acquired Fund, dated February 28, 2009, as supplemented (Filed on February 27, 2009; Accession No. 0001003297-09-000047);

•	The Statement of Additional Information of the Acquiring Fund, dated April 30, 2009 (Filed on April 30, 2009; Accession No. 0000930413-09-002301);

•	The financial statements of the Acquired Fund as included in the Fund’s Annual Report filed for the year ended October 31, 2008 (Filed on January 7, 2009; Accession No. 0001209286-09-000006);

•	The Acquired Fund’s Semi-Annual Report filed after the above referenced Annual Report for the period ended April 30, 2009 (Filed on July 8, 2009; Accession No. 0001209286-09-000404);

•	The financial statements of the Acquiring Fund as included in the Fund’s Annual Report filed for the year ended December 31, 2008 (Filed on March 6, 2009; Accession No. 0000930413-09-001231); and

•	The Acquiring Fund’s Semi-Annual Report filed after the above referenced Annual Report for the period ended June 30, 2009 (Filed on September 2, 2009; Accession No. 0000930413-09-004598).

PRO FORMA FINANCIAL STATEMENTS

The pro forma financial statements showing the effect of the proposed Reorganization on the Funds required by Rule 11-01 of Regulation S-X have not been prepared and included in this Statement of Additional Information because the net asset value of the Acquired Fund does not exceed 10% of the net asset value of the Acquiring Fund as of the date hereof.

S-2

Part C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM	16. EXHIBITS

Unless otherwise noted, all references are to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (the “SEC”) (File Nos. 2-91556 and 811-4052).

(1)(a) The Registrant’s Declaration of Trust dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 44”).

(1)(b) Designation of Series of Shares of Beneficial Interests in the Trust, effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 44.

(1)(c) Amended and Restated Designation of Series of Shares of Beneficial Interests of the Registrant, effective as of May 14, 2008, and Amended and Restated Designation of Classes, effective as of May 14, 2008, is incorporated by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2008.

(1)(d) Amended and Restated Designation of Series of Shares of Beneficial Interests of the Registrant, effective as of August 11, 2008, and Amended and Restated Designation of Classes, effective as of August 11, 2008, is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 16, 2008 (“Post-Effective Amendment No. 65”).

(2) By-laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

(5) Not Applicable.

(6)(a) Management Agreement between the Registrant, on behalf of Western Asset Government Money Market Fund (formerly Government Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 25, 2007 (“Post-Effective Amendment No. 45”).

(6)(b) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Government Money Market Fund (formerly Government Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(7)(a) Distribution Agreement dated December 1, 2008, between the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves, Western Asset AMT Tax Free Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Government Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, and Legg Mason Investor Services, LLC (“LMIS”), as distributor is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009 (“Post-Effective Amendment No. 75”).

(8)(a) Amended and Restated General Retirement Plan relating to certain funds is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 31, 2005.

(8)(b) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(8)(c) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 28, 2006.

(8)(d) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(8)(e) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(9)(a) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(9)(b) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(9)(c) Letter Agreement amending the Custodian Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 65.

(10)(a) Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves, Western Asset Money Market Fund, Western Asset Government Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset New York Municipal Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset AMT Tax Free Money Market Fund dated February 6, 2007 and amended as of September 2008 is incorporated herein by reference to Post-Effective Amendment No. 65.

(10)(b) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(11)	Opinion and Consent of Venable LLP as to the legality of the securities is filed herewith.

(12) Form of Opinion of Bingham McCutchen LLP supporting tax matters and consequences to shareholders discussed in the Information Statement/Prospectus is filed herewith.

(13)(a) Transfer Agency Agreement, dated April 4, 2009, between the Registrant and Boston Financial Data Services, Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 75.

(13)b) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and PNC Global Investment Servicing (U.S.) Inc., as co-transfer agent is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009.

(14)(a) Consent of KPMG LLP, Independent Registered Public Accounting Firm, is filed herewith.

(14)(b) Consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm, is filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney is filed herewith.

(17)(a) Prospectus of Western Asset Money Market Fund and Western Asset Government Money Market Fund dated April 30, 2009, as supplemented, is filed herewith.

(17)(b) Statement of Additional Information of Western Asset Money Market Fund and Western Asset Government Money Market Fund dated April 30, 2009, as supplemented, is filed herewith.

(17)(c) Annual Report of Western Asset Money Market Fund and Western Asset Government Money Market Fund for the year ended December 31, 2008, is filed herewith.

(17)(d) Semi-Annual Report of Additional Information of Western Asset Money Market Fund and Western Asset Government Money Market Fund for the period ended June 30, 2009, is filed herewith.

(17)(e) Prospectus of FBR Fund for Government Investors dated February 28, 2009, as supplemented, is filed herewith.

(17)(f) Statement of Additional Information of FBR Fund for Government Investors dated February 28, 2009, is filed herewith.

(17)(g) Annual Report of The FBR Funds for the year ended October 31, 2008, is filed herewith.

(17)(h) Semi-Annual Report of The FBR Funds for the period ended April 30, 2009, is filed herewith.

(17)(i) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA), is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005 (“Post-Effective Amendment No. 38”).

(17)(j) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 38.

(17)(k) Code of Ethics of WAM and certain supervised affiliates dated as of July, 2007, is incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 24, 2008.

ITEM	17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”) [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant hereby undertakes to file, by post-effective amendment, the final opinion of Bingham McCutchen LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 2nd day of October, 2009.

LEGG MASON PARTNERS Money Market TRUST, on behalf of its series:

Western Asset Government Money Market Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Frances M. Guggino Frances M. Guggino	Treasurer and Chief Financial Officer

/s/ Elliott J. Berv* Elliott J. Berv	Trustee

/s/ A. Benton Cocanougher* A. Benton Cocanougher	Trustee

/s/ Jane F. Dasher* Jane F. Dasher	Trustee

/s/ Mark T. Finn* Mark T. Finn	Trustee

/s/ Rainer Greeven* Rainer Greeven	Trustee

/s/ Stephen R. Gross* Stephen R. Gross	Trustee

/s/ Richard E. Hanson, Jr.* Richard E. Hanson, Jr.	Trustee

/s/ Diana R. Harrington* Diana R. Harrington	Trustee

/s/ Susan M. Heilbron* Susan M. Heilbron	Trustee

/s/ Susan B. Kerley* Susan B. Kerley	Trustee

/s/ Alan G. Merten* Alan G. Merten	Trustee

/s/ R. Richardson Pettit* R. Richardson Pettit	Trustee

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(11)	Opinion and Consent of Venable LLP as to the legality of the securities.

(12)	Form of Opinion of Bingham McCutchen LLP supporting tax matters and consequences to shareholders discussed in the Information Statement/Prospectus.

(14)(a)	Consent of KPMG LLP.

(14)(b)	Consent of Tait, Weller & Baker LLP.

(16)	Powers of Attorney.

(17)(a)	Prospectus of Western Asset Money Market Fund and Western Asset Government Money Market Fund dated April 30, 2009, as supplemented.

(17)(b)	Statement of Additional Information of Western Asset Money Market Fund and Western Asset Government Money Market Fund dated April 30, 2009, as amended as of June 2, 2009, as supplemented.

(17)(c)	Annual Report of Western Asset Money Market Fund and Western Asset Government Money Market Fund for the year ended December 31, 2008.

(17)(d)	Semi-Annual Report of Additional Information of Western Asset Money Market Fund and Western Asset Government Money Market Fund for the period ended June 30, 2009.

(17)(e)	Prospectus of FBR Fund for Government Investors dated February 28, 2009, as supplemented.

(17)(f)	Statement of Additional Information of FBR Fund for Government Investors dated February 28, 2009.

(17)(g)	Annual Report of The FBR Funds for the year ended October 31, 2008.

(17)(h)	Semi-Annual Report of The FBR Funds for the period ended April 30, 2009.